Convertible Preferred Stock and Common Stock	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Convertible Preferred Stock and Common Stock
Convertible Preferred Stock and Common Stock

8. Convertible Preferred Stock and Common Stock

Initial Public Offering

In March 2020, the Company completed its IPO in which the Company sold 13,798,900 shares of its common stock, which included shares sold pursuant to an option granted to the underwriters to purchase additional shares, at a public offering price of $18.00 per share. The Company received net proceeds of $227.5 million after deducting underwriting discounts, commissions, and other offering expenses paid by the Company. In addition, immediately prior to the initial closing of the IPO on March 3, 2020, (i) all of the Company’s outstanding shares of convertible preferred stock converted into an aggregate of 26,803,777 shares of common stock and (ii) the Company filed an amended and restated certificate of incorporation to, among other things, increase the number of authorized shares of common stock to 300.0 million.

8. Convertible preferred stock and common stock

Convertible preferred stock

In September 2018, the Company entered into a Series A Stock Purchase Agreement (the Stock Purchase Agreement) with investors pursuant to which the Company sold 44,418,606 shares of Series A‑1 for $1.075 per share for net proceeds of $46.0 million. In February 2019, the Company sold 18,604,652 additional shares of Series A‑1 to the initial Series A‑1 investors at $1.075 per share for net proceeds of $20.0 million.

In May 2019, the initial Series A‑1 investors exercised their Future Tranche Right (as defined below) whereby the Company sold 22,209,301 shares of Series A‑2 at $2.15 per share for net proceeds of $46.3 million. Series A‑1 and Series A‑2 have the same rights and preferences (collectively, Series A).

In August 2019, the Company sold 33,592,907 shares of Series B convertible preferred stock (Series B) to new and existing investors at $3.2745 per share for net proceeds of $109.9 million.

The following is a summary of the rights, preferences, and terms of the Series A and Series B (collectively, Convertible Preferred Stock):

Dividends

Holders of Convertible Preferred Stock are entitled to, in preference to holders of the Company’s common stock, non-cumulative dividends, if and when declared by the Company’s board of directors, and at an annual rate of 6.0% of the applicable original issuance price. Holders of Convertible Preferred Stock will also receive an equivalent dividend on an as-converted basis, if and when declared to holders of the Company’s common stock. No dividends were declared or paid through December 31, 2019.

Voting

Holders of Convertible Preferred Stock are entitled to one vote for each share of common stock into which their shares may be converted and, subject to certain Convertible Preferred Stock class votes specified in the Company’s certificate of incorporation or as required by law, holders of the Convertible Preferred Stock and common stock vote together on an as-converted basis.

Liquidation preference

In the event of a liquidation, dissolution or winding up of the Company, either voluntary or involuntary, or in the event of a deemed liquidation event, which includes a sale of the Company as defined in the Company’s articles of incorporation, holders of Convertible Preferred Stock are entitled to receive, in preference to all other stockholders, an amount equal to their original investment amount plus any accruing and unpaid dividends. If upon the occurrence of such event, the assets and funds available for distribution are insufficient to pay such holders the full amount to which they are entitled, then the entire assets and funds legally available for distribution shall be distributed ratably among the holders of the Convertible Preferred Stock in proportion to the full amounts to which they would otherwise be entitled.

Conversion

Each share of Convertible Preferred Stock is convertible into common stock at any time at the option of the holder at a conversion price then in effect and equal to one-for‑4.43316 subject to adjustment. All shares of Convertible Preferred Stock are convertible into common stock upon the affirmative election of (i) the holders of at least a majority of the outstanding shares of Convertible Preferred Stock and (ii) the holders of at least a majority of the outstanding shares of Series B. All outstanding Convertible Preferred Stock will automatically convert into common stock at the conversion price then in effect upon a qualified initial public offering of common stock with a public offering price of at least $19.06 per share and aggregate gross proceeds of at least $50.0 million. Since the automatic conversion price is outside of the range discussed elsewhere in this prospectus, the Company received consent from the requisite holders of the Convertible Preferred Stock to convert all shares of Convertible Preferred Stock into common stock in connection with this transaction.

Redemption

The Convertible Preferred Stock is subject to redemption under certain deemed liquidation events, as defined, and as such, is considered contingently redeemable for accounting purposes and is classified as temporary equity in the Company’s balance sheets.

Future tranche right feature

Pursuant to the September 2018 Series A‑1 Stock Purchase Agreement, the Series A‑1 investors could elect to purchase an aggregate of 22,209,301 shares of the Company’s  Series A‑2 at a fixed purchase price of $2.15 per share (the Future Tranche Right). Additionally, upon the successful submission of an initial new drug application by the Company, the holders were obligated to purchase the shares of Series A‑2. In the event the holders did not purchase Series A‑2, their initial shares of Series A‑1 would have automatically converted into shares of the Company’s common stock at a conversion ratio of 10 shares of Series A‑1 for 1 share of common stock.

The Company determined that the Future Tranche Right met the definition of a freestanding financial instrument as it was separately exercisable and legally detachable. Due to the contingently redeemable features within the Series A‑1, the Future Tranche Right was classified as a liability and was subject to remeasurement at each reporting period until the Series A‑1 investors exercised this option in May 2019. Upon exercise, the fair value of future tranche right liability was reclassified to Series A‑1.